THE BIONDO GROWTH FUND

PROSPECTUS

INVESTOR CLASS

(BIONX)

MARCH 20, 2006

1-800-672-9152

www.thebiondogroup.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

PERFORMANCE

FEES AND EXPENSES

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED  RISKS

INVESTMENT ADVISOR

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION OF SHARES

NOTICE OF PRIVACY POLICY & PRACTICES

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Investor Class Shares of The Biondo Growth Fund (the “Fund”) a series of Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”).

Investment Objective

The Fund is a non-diversified, no-load, open-end investment company that seeks capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund intends to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of companies that Biondo Investment Advisors, LLC (the “Advisor”) believes have above-average future growth potential relative to their peers.  The Fund will invest in companies of all sizes traded on any stock exchange in the United States (“Universe”). The Universe is not limited by market capitalization or industry segmentation, but may include large-, mid-, small- and micro- cap sectors. The Advisor selects equity securities based on fundamental, bottom up research. These equity securities consist of common stocks and securities having the characteristics of common stocks that are issued by companies with consistent records of financial performance and strong management teams. Other factors that influence investment decisions include economic and technical analysis. The Fund will invest primarily in domestic companies, but also may invest in securities of foreign issuers.

The Fund will typically have 20-50 equity investments at any time; however, from time to time, there may be more or less than this range. The Advisor looks for some of the following characteristics in a company:

o  Quality management with direct ownership

o  Market leadership

o  Strong investment in research & development

o  High barriers to entry, including patents, distribution systems, etc.

o  New product innovation

o  Recurring revenues from disposable products or demand

o  Consistent record of financial performance

o  Above average expected growth rates in revenues and earnings

o  Superior corporate governance

o  Attractive valuation

The Fund may, from time to time, invest in fixed income securities to preserve capital while seeking yield or if the Advisor believes the equity markets are over-valued. Fixed income securities will primarily consist of government and corporate bonds that are above investment grade.  The Fund may invest in other investment companies including exchange-traded funds (ETFs) and, occasionally, open-end mutual funds and closed-end funds (together with ETFs, the “Underlying Funds”). The Advisor will invest in Underlying Funds when it wishes the Fund to have representation in a certain sector or region but cannot uncover an individual company that meets its investment criteria.

The Fund may invest in derivatives such as futures and options. The Fund also may employ certain investment techniques such as short sales and leverage, and may, on occasion, sell covered calls and puts.

Principal Risks

 As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

o  Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o  Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

o  Risks Associated With Investments in Underlying Funds. Because the Fund may invest in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Fund in Underlying Funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds.

o  Derivatives Risk. Investments in futures and options also will have a proportionate impact on the Fund. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.

o  Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall.

o  Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

o  Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

o  Advisor Risk. The Advisor’s lack of experience may result in recommendations of securities that cause the Fund to under-perform or lose money.  The Fund is a new fund with no operating history.

The Fund is exposed to other risks as well. Please refer to the section below entitled “Risks” for more details regarding additional risk factors that you should consider before investing.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%
Other Expenses (2)	0.73%
Total Annual Fund Operating Expenses	1.98%
Fee Waiver and Reimbursement	0.48%
Net Expenses (3)	1.50%

____________

(1)    The Fund charges a fee of 2.00% on redemptions of shares held less than 30 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions.  There is a $15 wire transaction fee for redemptions affected by wire.

(2)    These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(3)    The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until May 31, 2007, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.50% of the average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$153	$575

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks capital appreciation. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies selected as described above under the heading “Principal Investment Strategies.”   The Advisor generally looks at a three-year investment horizon when initially committing to an equity position and then re-evaluates constantly, which can either shorten or lengthen the time horizon.  This investment philosophy is geared towards companies that will be able to grow earnings and revenues for long-term stock appreciation.  The Advisor attempts to control risk by overall asset allocation, industry diversification and by conducting valuation analysis to avoid overpayment for a security.  If the Advisor believes the overall market is overvalued, it has the discretion to move a portion of the Fund’s assets into fixed income securities, in order to take a more defensive position. The Advisor seeks to diversify across different industries in order to minimize industry specific risk. The Advisor conducts valuation analysis on a specific security basis. The Advisor conducts an in-depth valuation analysis in order to determine what the fair value of a company is. This includes, but is not limited to, price-to-earnings ratio analysis and discounted cash-flow analysis. When conducting price-to-earnings ratio analysis, the Advisor compares a specific company to its peers, to the market in general, and to its own historical valuation. The Advisor seeks to assign a value to a specific security and to purchase those securities that have the most attractive disparities between current price and the Advisor’s projected price.

Although equity securities of U.S. issuers are the Fund’s primary investments, the Fund may invest in the types of securities and employ the types of investment strategies described below.  In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund’s Statement of Additional Information (“SAI”). Additional information about these investments and the special risk factors that apply to them can be found under the title “Principal Risks” and in the SAI.

Depositary Receipts: The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Fixed Income Securities:  The Fund may also invest in fixed income or debt securities.  The Fund may invest up to 20% of its total assets, measured at the time of investment, in fixed-income or debt securities with a minimum credit quality of A+.

Other Investment Companies: The Fund also may invest in other investment companies, such as open-end investment companies (commonly known as “mutual funds”), closed-end investment companies (“closed end funds”) and exchange traded funds (“ETF’s”), that are not affiliated with the Trust (the “Underlying Funds”). The Advisor selects specific Underlying Funds for investment as part of a strategy to gain exposure to certain segments of the market. The Advisor will consider the Underlying Funds’ investment goals and strategies, their investment advisors and portfolio managers, and their past performance (absolute, relative and risk-adjusted). The Advisor also will consider other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, relative performance of the portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some of the underlying funds in which the Fund invests may not share the same investment objectives and investment limitations as the Fund. Under normal market conditions, investing in Underlying Funds will not be a principal part of the Fund’s strategy.

Derivatives:  The Fund may use derivative instruments, including futures, options, forward contracts and swaps.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated.  Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily.  Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.  Derivatives involve special risks, which are discussed below under Principal Risks.

Options:  The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price.  A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.  Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

In addition, the Fund may purchase call options that are not “covered” to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Advisor believes the security has reached its appreciation potential, or when a company’s fundamentals are deteriorating.

Short Sales:  The value of the Fund’s short positions may equal up to 20% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more a Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.

Risks

As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its objective, there is no assurance that it will.

The following provides additional information on the risks of investing in the Fund:

o  Advisor Risk.  If the Advisor’s assessment of a company’s potential is not correct, the securities in the Fund may decrease in value. The actively managed nature of the Fund increases this security selection risk. Additionally, the value of the Fund’s shares, like company stock prices generally, will fluctuate within a wide range.

o  Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

o  Market Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

o  Issuer-Specific Changes. The value of a specific security or an Underlying Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

o  Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s products or services.

o  Small- and Medium-Size Company Risks.  The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

o  Micro-Cap Risk. Certain of the securities in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may experience significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

o  Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o  Value Stock Risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  In addition to the foreign risk the fund is exposed through direct investments, some of the underlying funds may have a greater exposure to foreign risk through their direct investments which would further expose the Fund to this risk.

o  ADR Risk. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

o  Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

o  Preferred Stocks. The Fund may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt instruments.

o  Warrants. The Fund may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

o  Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

o  Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

o  Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

o  Risks Associated With Investments in Underlying Funds. Because the Fund may invest in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Fund in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through the Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short-term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively, they will incur higher brokerage commissions as well as increased realization of taxable gains. Underlying Funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

o  Certain Investment Techniques and Derivatives Risk. When the Advisor or Underlying Fund Advisors use investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

o  Leverage.  The Fund and the Underlying Funds may engage in “leverage” by borrowing from banks up to 25% of the value of their assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Advisor as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

o  Additional Options Risk.  Covered call options, such as those written by the Fund, may enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates.  For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the “Tax Status, Dividends and Distributions” section of this Prospectus.

Portfolio Holdings Disclosure

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, serves as investment advisor to the Fund and is registered as an investment advisor with the Securities and Exchange Commission.  The Advisor has been in operation since April of 2004. Subject to the authority of the Board of Trustees of the Trust, the Advisor is responsible for the overall management of the Fund’s business affairs.

The Biondo Group, LLC is an independent, client-focused investment team that helps foundations, institutions and high net-worth individuals and their families create and preserve wealth. Comprised of Biondo Asset Management, LLC and Biondo Investment Advisors, LLC, The Biondo Group currently manages assets of approximately $350 million. Mr. Joseph R. Biondo is the CEO and Mr. Joseph P. Biondo is the COO of The Biondo Group, LLC, they are co-Portfolio Managers of the Fund.

Under the terms of the Investment Advisory Agreement (the “Agreement”) between the Trust and the Advisor, the Advisor conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Advisor provides the Fund with investment advice, supervises the Fund’s management and investment programs, and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Advisor also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Statement of Additional Information and, at a future date, will be provided in the Fund’s Reports to Shareholders.

Pursuant to the Agreement, the Fund pays the Advisor a management fee equal to 1.00% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until May 31, 2007, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) of the Fund do not exceed specified limits.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

PORTFOLIO MANAGERS

               Joseph R. Biondo founded The Biondo Group in October 2003.  He currently serves as the Group’s Senior Portfolio Management Director, a position he has held since April 2004. He began his career in financial services in 1962 in Port Jervis, NY, with Loeb Rhoades, Inc., a predecessor firm of Smith Barney. He began managing portfolios on a discretionary basis in 1990. He formed The Biondo Group to provide a completely independent investment platform. This allows flexibility to do in-depth research and offer the highest level of personalized service. His focus within Biondo Investment Advisors is managing portfolios. A graduate of the New York Institute of Finance, he serves as Director of the Newton Memorial Hospital Foundation in Newton, NJ, as a trustee for Avon Old Farms School in Avon, CT, and is Chairman of the Ingeborg A. Biondo Memorial Foundation.

Joseph P. Biondo is the Chief Operating Officer and Senior Portfolio Manager of The Biondo Group, a position he has held since November 2004. He began his career in 1997 with Prudential Securities in Newport Beach, CA. After successfully establishing his own practice, he joined his father at Smith Barney in November 1999 as a Financial Consultant. He is responsible for overseeing daily operations, equity research and co-managing client portfolios for Biondo Investment Advisors. A graduate of The Wharton School of Business, he earned a degree in Finance and Marketing. He serves as a Director of the Ingeborg A. Biondo Memorial Foundation and the Black Bear Film Festival in Milford, PA.  Joseph P. Biondo is the son of Joseph R. Biondo.  The Portfolio Managers do not have any experience managing a mutual fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/# of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Advisor values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

The Biondo Growth Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $1,000 for regular accounts and $500 for retirement plans and automatic investment plans. The minimum subsequent investment is $100.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “The Biondo Growth Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

*              the name of the Fund

*              the dollar amount of shares to be purchased

*              a completed purchase application or investment stub

*              check payable to “The Biondo Growth Fund”

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at 1-800-672-9152 to notify the Fund that a wire transfer is coming.  You may use the following instructions:

First National Bank of Omaha

ABA No. 104000016

Credit: The Biondo Growth Fund, DDA No. 110204071

FBO: Shareholder Name, Name of Fund, Shareholder Account Number

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Fund at 1-800-672-9152 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-800-672-9152 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Subsequent Purchases by Internet

For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.thebiondogroup.com”.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
The Biondo Growth Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-672-9152.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $50,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-800-672-9152.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request. The redemption request must be resubmitted once the check is cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

o  The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

o  The request must identify your account number;

o  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o  If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “Low Balances” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o  you request a redemption to be made payable to a person not on record with the Fund;

o  you request that a redemption be mailed to an address other than that on record with the Fund;

o  the proceeds of a requested redemption exceed $20,000; or

o  any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed or charged a small account maintenance fee.  This will not apply to any account balances that drop below $1,000 due to a decline in NAV.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

Redemptions Through www.thebiondogroup.com

You may redeem your shares through the Fund’s web site www.thebiondogroup.com. Shares from an account in any of the Fund’s tax sheltered retirement plans cannot be redeemed through the Fund’s web site. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.thebiondogroup.com”.

Transactions Through www.thebiondogroup.com

You may purchase subsequent shares and redeem Fund shares through the Fund’s web site www.thebiondogroup.com. To establish Internet transaction privileges you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the web site in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the web site you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. The Fund imposes a limit of $50 on purchase and redemption transactions through the web site. Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor its Transfer Agent, distributor or Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•      committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•      assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Rule 12b-1 Plan

The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class Shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services with respect to the Fund’s assets attributable to Investor Class Shares.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.

Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Other Classes

In addition to the Investor Class Shares offered in this Prospectus, the Fund offers another class of shares, the Shareholder Class, by a separate prospectus.  Shareholder Class Shares are offered through brokers and other financial intermediaries.

Distributor

               Aquarius Fund Distributors, LLC (“Aquarius”), 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Fund Administrator and Fund Accountant

               Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788, serves as fund administrator and fund accountant to the Fund.

Transfer Agent

               Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 serves as transfer agent to the Fund.

Custodian

               The Bank of New York, One Wall Street, 25th Floor, New York, New York 10286 serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Trust believes that you should be aware of policies to protect the confidentiality of that information.

The Trust collects the following nonpublic personal information about you:

•      Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•      Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THE BIONDO GROWTH FUND

Adviser	Biondo Investment Advisors, LLC 544 Routes 6 & 209, PO Box 909 Milford, PA 18337	Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Distributor	Aquarius Fund Distributors, LLC 4020 South 147th Street Omaha, NE 68137	Custodian	The Bank of New York One Wall Street, 25th Floor New York, NY 10286
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated March 20, 2006 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Fund, or to make shareholder inquires about a Fund, please call 1-800-672-9152.  You may also write to:

The Biondo Growth Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:   publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720

The Biondo Growth Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-800-672-9152

www.thebiondogroup.com